SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 19, 2002



                           HOLLYWOOD CASINO SHREVEPORT
                         SHREVEPORT CAPITAL CORPORATION
               (Exact name of Registrant as specified in charter)



         LOUISIANA                      333-88679                72-1225563
         LOUISIANA              (Commission file number)         75-2830167
(State or other jurisdiction                                  (I.R.S. employer
     of incorporation)                                       identification no.)



                             451 CLYDE FANT PARKWAY
                           SHREVEPORT, LOUISIANA 71101
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (318) 220-0711


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ITEM 5.    OTHER EVENTS.

           Hollywood Casino Shreveport ("HCS") previously was notified that the Louisiana State Police, Casino Gaming Division (the "Division") had set a hearing regarding testimony of a third party given in a court proceeding which might be in conflict with testimony provided by Jack E. Pratt, a current director of Hollywood Casino Corporation, HCS's parent ("HCC"), to representatives of the Division. On October 29, 2002, HCS and the Division entered into an agreement in which, among other things, HCS acknowledged no violation of law but agreed to pay to the Division the sum of $200,000. The agreement was subject to the approval of the Louisiana Gaming Control Board and was only to be effective upon consummation of the merger (the "Merger") described in the Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 7, 2002, among HCC, Penn National Gaming, Inc., a Pennsylvania corporation, and P Acquisition Corp., a Delaware corporation. On November 19, 2002, the Louisiana Gaming Control Board approved the agreement as executed by HCS and the Division. If the Merger is not consummated, the respective parties to the agreement will be in the same position they were in prior to entering into the agreement and, absent another settlement, a hearing on the subject matters would likely proceed. In such event, while statutory authority provides that a hearing officer at such a hearing may impose a penalty on HCS and/or suspend, revoke or restrict its license, HCS would aggressively defend against any such action.

           The Merger and the financing transactions contemplated under the Merger Agreement are subject to, among other things, the approvals of the Illinois Gaming Board, the Louisiana Gaming Control Board and the Mississippi Gaming Commission, and the financing transactions are subject to, among other things, the approval of the West Virginia Lottery Commission and the West Virginia Racing Commission. On November 20, 2002, the Mississippi Gaming Commission granted approval for the consummation of the Merger and financing transactions as contemplated by the Merger Agreement. On November 22, 2002, the West Virginia Lottery Commission granted approval for the consummation of the financing transactions as contemplated under the Merger Agreement. As of the date of this filing, the approvals from the Illinois Gaming Board, the Louisiana Gaming Control Board and the West Virginia Racing Commission have not yet been granted.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) None.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HOLLYWOOD CASINO SHREVEPORT
                                  SHREVEPORT CAPITAL CORPORATION
                                  By: HCS I, Inc.

Dated: November 22, 2002          By: /s/ Paul C. Yates
                                      ------------------------------------------
                                      Paul C. Yates
                                      Executive Vice President, Chief Financial
                                      Officer, Treasurer and Assistant Secretary




                                  HWCC-LOUISIANA, INC.

Dated: November 22, 2002          By: /s/ Paul C. Yates
                                      ------------------------------------------
                                      Paul C. Yates
                                      Executive Vice President, Chief Financial
                                      Officer, Treasurer and Assistant Secretary